UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: January 27, 2011
Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33097	02-0681276

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive
Suite 200, McLean, Virginia	22102

(Address of Principal Executive Offices)	(Zip Code)
(703) 287-5800
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     Gladstone Commercial Corporation (the “Company”) announced today that it is commencing an underwritten public offering of 675,000 shares of its common stock. The public offering price and other terms are to be determined by negotiations between the Company and the underwriters. In addition, the Company expects to grant to the underwriters an option for 30 days to purchase up to 101,250 additional shares of common stock on the same terms and conditions to cover over-allotments, if any. A copy of the press release announcing the Company’s offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated January 27, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE COMMERCIAL CORPORATION
Date: January 27, 2011	By:	/s/ David J. Gladstone
David J. Gladstone
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 27, 2011